PRO FORMA FINANCIAL INFORMATION

The following Unaudited Pro Forma Condensed Combined Statements of Income for the three month period ended March 31, 2001 and the year ended December 31, 2000 give effect to the March 1, 2001 acquisition of Avis Group Holdings, Inc. (Avis) (the Acquisition) which has been accounted for under the purchase method of accounting. The Unaudited Pro Forma Condensed Combined Statements of Income are based on the historical Consolidated Financial Statements of PHH Corporation (PHH) and Avis under the assumptions and adjustments set forth in the accompanying Notes to the Unaudited Pro Forma Condensed Combined Statements of Income. The Unaudited Pro Forma Condensed Combined Statements of Income assume the Acquisition occurred on January 1, 2000. In connection with the Acquisition, PHH retained ownership of Avis' Vehicle Management and Leasing business and the Wright Express business (collectively
VMS). PHH's parent company, Cendant Corporation (Cendant) retained ownership in Avis' other business, Avis Rent A Car (ARAC) through a dividend of this business from PHH to Cendant.

The following Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2000 also gives effect to the issuance of $650 million in Medium Term Notes (MTN's) which occurred during the first quarter of fiscal 2001. The Unaudited Pro Forma Condensed Combined Statement of Income assumes the debt issuance occurred on January 1, 2000.

Prior to the Acquisition, PHH retained a $388 million preferred stock investment in Avis. PHH's parent company, Cendant Corporation (Cendant) retained an equity investment in Avis (approximately 5.5 million common shares or 18%) and had recorded a deferred gain, proportionate to its common ownership percentage of Avis, relating to a sale of its Fleet business segment to Avis on June 30, 1999. PHH treated the disposition of the fleet business segment as a discontinued operation. In August 2000, Avis contributed its European vehicle management and leasing business (PHH Europe) to a newly formed joint venture in exchange for cash, settlement of intercompany debt and a 20% interest in the venture (the PHH Europe Transaction). Accordingly, the accompanying Avis Supplemental Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December
31, 2000 has been adjusted to reflect the PHH Europe Transaction assuming it had occurred January 1, 2000.

The Pro Forma adjustments are based on the Avis Acquisition whereby Avis stockholders received $33 in cash for each share of Avis common stock outstanding. PHH and Cendant will make payments totaling $994 million, including payments to Avis shareholders ($937 million), inclusive of the net cash obligation related to Avis stock options cancelled prior to the consummation and estimated expenses of the transaction ($40 million). The purchase price also includes the fair value of Cendant options exchanged with certain fully-vested Avis option holders who elected not to exercise their options as part of the acquisition. The Pro Forma Condensed Combined Financial Statements reflect interest on $600 million of the purchase price financed through loans from Cendant. The remaining amount was financed from existing cash and other intercompany loans which were immediately repaid subsequent to the transaction. The loan from Cendant was repaid at March 31, 2001. The proceeds from the issuance of the MTN's were used to fund working capital needs and other cash needs of the Company. PHH will assume approximately $2.8 billion of net debt. Cendant will assume $4.5 billion of debt related to ARAC.

Goodwill has been allocated to the Avis businesses based on a preliminary assessment of the allocation of purchase price. Also in connection with the Acquisition, Cendant intends to finalize a plan to realign and reorganize certain Avis operations. The pro forma adjustments as well as the allocation of purchase price may be subject to revision once the appraisals and evaluations of Avis' assets and liabilities are complete and the plan of realignments is finalized. The Unaudited Pro Forma Condensed Combined Statements of Income exclude any benefits that may result from the Acquisition due to synergies that may be derived or from the elimination of duplicate efforts.

Management believes that the assumptions used provide a reasonable basis on which to present the unaudited pro forma condensed combined results. PHH has completed other acquisitions and dispositions which are not significant and accordingly have not been included in the accompanying pro forma financial statements. The Unaudited Pro Forma Condensed Combined Statements of Income may not be indicative of the results that would have occurred if the Acquisition had been in effect on the dates indicated or which may be obtained in the future.

The Unaudited Pro Forma Condensed Combined Statements of Income should be read in conjunction with the historical Consolidated Financial Statements and accompanying notes for Cendant, PHH and Avis.

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001
                                  (in millions)

                                                                                             PRO FORMA ADJUSTMENTS
                                                                     AVIS                 --------------------------
                                             HISTORICAL            PRO FORMA              DIVIDEND OF                 PRO FORMA
                                                PHH        JANUARY 1- FEBRUARY 28, 2001    ARAC (e)     ACQUISITION    COMBINED
                                            ------------  ------------------------------  ----------  -------------  ------------
REVENUES
  Service fees, net                          $      222    $                         27    $      -    $         -    $      249
  Vehical rental                                      -                             366        (366)             -             -
  Fleet leasing                                     128                             228           -              -           356
  Other                                              87                              21         (20)            (3)a          85
                                            ------------  ------------------------------  ----------  -------------  ------------
Net revenues                                        437                             642        (386)            (3)          690

EXPENSES
  Operating                                         158                             174        (174)             -           158
  Vehicle depreciation, lease
       charges and interest, net                    105                             284         (86)             6 b         309
  Selling, general and administrative                26                             115         (83)                          58
  Non-vehicle depreciation and amortization          16                              23          (8)            (1)c          30
  Other charges                                       7                              78         (77)              -            8
                                            ------------  ------------------------------  -----------  -------------  ------------
Total expenses                                      312                             674        (428)             5           563

INCOME BEFORE INCOME TAXES AND
       CUMULATIVE EFFECT OF
       ACCOUNTING CHANGE                            125                             (32)         42             (8)          127
Provision for income taxes                           50                             (12)         16             (3)d          51
                                            ------------  ------------------------------  -----------  -------------  ------------
INCOME BEFORE CUMULATIVE EFFECT
       OF ACCOUNTING CHANGE                $        75     $                        (20)   $      26     $       (5)   $       76
                                            ============  ==============================  ===========  =============  ============


SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED
        COMBINED FINANCIAL STATEMENTS.

                          NOTES TO UNAUDITED PRO FORMA
                     CONDENSED COMBINED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001
                                 ($ IN MILLIONS)

The following is a summary of the estimated adjustments in the Unaudited Pro Forma Condensed Combined Statement of Income:

 (a) Elimination of PHH's earnings attributable to its investment in Avis.

 (b) Interest expense on acquisition financing from Cendant ($7), net of the reversal of Avis' amortization of debt related costs ($1).

 (c) Amortization of goodwill generated on the excess of fair value over the net assets acquired on a straight line basis over 40 years, net of reversal of Avis' amortization of pre-acquisition goodwill and amortization of other identifiable intangibles, resulting from the allocation of purchase price on a straight line basis.

 (d) Represents the income tax effect of the pro forma adjustments and other pro forma adjustments at an estimated statutory rate of 37.5% (not including adjustments for non-deductible goodwill).

 (e) The dividend of ARAC to Cendant was assumed to occur on January 1, 2000 for purposes of preparing the Unaudited Pro Forma Condensed Combined Statement of Income. As such, ARAC's results of operations have been excluded from these pro forma financial statements.

                                     *******

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                  (in millions)

                                                                                      PRO FORMA ADJUSTMENTS
                                                                             --------------------------------------
                                            PHH         PRO FORMA     DIVIDEND OF                                     PRO FORMA
                                         HISTORICAL      AVIS (1)       ARAC (e)     ACQUISITION         OTHER         COMBINED
                                        ------------  ------------  --------------  -------------  -----------------  -----------
REVENUES
  Service fees, net                      $      871    $      155    $         -     $       -      $            -     $   1,026
  Vehicle rental                                 -          2,467          (2,467)           -                   -            -
  Fleet leasing                                  -          1,316              -             -                   -         1,316
  Other                                          27           151            (147)          (19)a                -            12
                                        ------------  ------------  --------------  -------------  -----------------  -----------
Net revenues                                    898         4,089          (2,614)          (19)                 -         2,354

EXPENSES
  Operating                                     463           966            (966)           -                   -           463
  Vehicle depreciation, lease charges            -
       and interest, net                                    2,153            (933)           42 b                53 f      1,315
  Selling, general and administrative            83           637            (465)           -                   -           255
  Non-vehicle depreciation and
       amortization                              43            74             (42)           (4)c                -            71
  Other charges                                   1             7                            -                   -             8
                                        ------------  ------------  --------------  -------------  -----------------  ----------
Total expenses                                  590         3,837          (2,406)           38                  53        2,112

INCOME BEFORE INCOME TAXES                      308           252            (208)          (57)                (53)         242
Provision for income taxes                      116           117             (92)          (19)d               (20)d        102
                                        ------------  ------------  --------------  -------------  -----------------  ----------
INCOME FROM CONTINUING OPERATIONS        $      192    $      135    $       (116)   $      (38)    $           (33)   $     140
                                        ============  ============  ==============  =============  =================  ==========

     (1) See Supplemental Unaudited Condensed Combined Statement of Operations of Avis included elsewhere herein.

SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA
  CONDENSED COMBINED FINANCIAL STATEMENTS.

                      NOTES TO UNAUDITED PRO FORMA
               CONDENSED COMBINED STATEMENT OF INCOME
                FOR THE YEAR ENDED DECEMBER 31, 2000
                          ($ IN MILLIONS)

The following is a summary of the estimated adjustments in the Unaudited Pro Forma Condensed Combined Statement of Income:

 (a)  Elimination of PHH's earnings attributable to its investment in Avis.

 (b) Interest expense on acquisition financing from Cendant ($44), net of the reversal of Avis' amortization of debt related costs ($2).

 (c) Amortization of goodwill generated on the excess of fair value over the net assets acquired on a straight line basis over 40 years, net of reversal of Avis' amortization of pre-acquisition goodwill and amortization of other identifiable intangibles, resulting from the allocation of purchase price on a straight line basis.

 (d) Represents the income tax effect of the pro forma adjustments and other pro forma adjustments at an estimated statutory rate of 37.5% (not including adjustments for non-deductible goodwill).

 (e) The dividend of ARAC to Cendant was assumed to occur on January 1, 2000 for purposes of preparing the Unaudited Pro Forma Condensed Combined Statement of Income. As such, ARAC's results of operations have been excluded from these pro forma financial statements.

 (f) Represents the incremental interest expense on the Medium Term Notes (8.125%). No adjustment has been made to reduce interest expense for interest income on the incremental cash raised through the issuance of the MTN's, net of cash used for the acquisition. Assuming the incremental cash was invested at 5 percent, PHH's current rate for cash investments, interest expense would have been reduced by $17 million, or $11 million after-tax.

                                     *******

                AVIS SUPPLEMENTAL PRO FORMA FINANCIAL INFORMATION

The accompanying Unaudited Pro Forma Condensed Combined Statement of Operations was prepared to reflect the historical consolidated financial statements of Avis, excluding the results of PHH Holdings Ltd. and PHH Deutschland (collectively, PHH Europe) which were contributed in August 2000 to a newly formed joint venture named Arval PHH Holdings Ltd. (the Joint Venture). In exchange for an 80% interest in the Joint Venture, Avis received $800 million in cash plus settlement of intercompany ($253 million) indebtedness from Banque National de Paris. Avis retains a 20% stake in the newly formed joint venture and will receive an annual license fee from the Joint Venture for the license of the PHH fleet management technology, PHH interactive. Avis utilized the proceeds to reduce Avis' indebtedness and pay transaction costs.

    SUPPLEMENTAL UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31, 2000
                                  (in millions)

                                                              HISTORICAL       PHH EUROPE        PRO FORMA          PRO FORMA
                                                                 AVIS       TRANSACTION (a)     ADJUSTMENTS            AVIS
                                                             -------------  -----------------  ---------------    -------------
REVENUES
     Service fees, net                                              $ 241              $ (86)             $ -            $ 155
     Vehicle rental                                                 2,467                  -                -            2,467
     Vehicle leasing and other fees                                 1,389                (73)               -            1,316
     Other                                                            146                  -                5  b           151
                                                             -------------  -----------------  ---------------    -------------
Net revenues                                                        4,243               (159)               5            4,089

EXPENSES
     Direct operating                                                 966                  -                -              966
     Vehicle depreciation and lease charges                         1,695                (24)               -            1,671
     Selling, general and administrative                              693                (56)               -              637
     Interest, net                                                    577                (37)             (58) c           482
     Non-vehicle depreciation and amortization                         89                (12)              (3) d            74
     Other charges                                                      7                  -                -                7
                                                             -------------  -----------------  ---------------    -------------
Total expenses                                                      4,027               (129)             (61)           3,837

INCOME BEFORE INCOME TAXES                                            216                (30)              66              252
Provision  for income taxes                                            95                 (3)              25  e           117
                                                             -------------  -----------------  ---------------    -------------
INCOME  FROM CONTINUING OPERATIONS                                  $ 121              $ (27)            $ 41            $ 135
                                                             =============  =================  ===============    =============

SEE ACCOMPANYING NOTES TO SUPPLEMENTAL UNAUDITED PRO FORMA
       CONDENSED COMBINED FINANCIAL STATEMENTS.

                    NOTES TO SUPPLEMENTAL UNAUDITED PRO FORMA
                     CONDENSED COMBINED FINANCIAL STATEMENTS
                                  (IN MILLIONS)

The following is a summary of the estimated adjustments in the Supplemental Notes to Unaudited Pro Forma Condensed Combined Financial Statements:


  (a) Represents the adjustment to pro forma the results of operations of PHH Europe for the year ended December 31, 2000 This adjustment assumes that the PHH Transaction occurred on January 1, 2000.

  (b) Fleet management technology fee income and the equity in the earnings of the Joint Venture for the year ended December 31, 2000, net of amortization of the excess of cost over the assets acquired.

  (c) Interest reduction as a result of the retirement of acquisition debt and revolving credit facilities related to the application of proceeds of $1,053 from the PHH Europe Transaction.

  (d) Decrease in amortization expense relating to goodwill generated from the Joint Venture formation, net of reversal of PHH Europe goodwill.

  (e) Represents the income tax effect of the pro forma adjustments at an estimated statutory rate of 39% (not including adjustments for non-deductible goodwill).